Significant accounting policies (Tables)	12 Months Ended
Dec. 31, 2021
The useful life of fixed and intangible assets items are as follows:	The useful life of fixed and intangible assets items are as follows:
Furniture and other office equipment	10 years
Computer equipment	5 years
Software	5 years

CSLL (social contribution on profits), with rates as shown below

Nu Holdings is incorporated in the Cayman Islands which does not impose corporate income taxes or tax capital gains. In Brazil, the country in which the Group's most significant subsidiaries operate, income tax is comprised of IRPJ (income tax for companies) and CSLL (social contribution on profits), with rates as shown below.

Tax	Rate (2021)	Rate (2020/2019)
Income tax - IRPJ	15% plus a surcharge of 10% on taxable income exceeding R$240 thousand per year	15% plus a surcharge of 10% on taxable income exceeding R$240 thousand per year
Social contribution - CSLL	20%	15%